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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
----------------------------                                 -------------------
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                                WMECO FUNDING LLC
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)

Delaware                                                     04-3555168
-------------------------------                              -------------------
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)



WMECO FUNDING LLC
174 Brush Hill Avenue
West Springfield, Massachusetts                              01089
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip code)


                           ---------------------------

                                      Notes

                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a)      NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO
                  WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------------------
                   Name                                      Address
--------------------------------------------------------------------------------------------

         Superintendent of Banks of the State of      2 Rector Street, New York, N.Y.
         New York                                     10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York             33 Liberty Plaza, New York, N.Y.
                                                      10045

         Federal Deposit Insurance Corporation        Washington, D.C. 20429

         New York Clearing House Association          New York, New York 10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of May, 2001.

                                       THE BANK OF NEW YORK


                                       By: /s/ MARY LAGUMINA
                                           -------------------------------------
                                           Name: MARY LAGUMINA
                                           Title: VICE PRESIDENT

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin ................................................        $ 3,083,720
  Interest-bearing balances .................................          4,949,333
Securities:
  Held-to-maturity securities ...............................            740,315
  Available-for-sale securities .............................          5,328,981
Federal funds sold and Securities purchased
  under agreements to resell ................................          5,695,708
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income...............36,590,456
  LESS: Allowance for loan and
    lease losses............598,536
  LESS: Allocated transfer risk
    reserve........................12,575
  Loans and leases, net of unearned income,
    allowance, and reserve ..................................         35,979,345
Trading Assets ..............................................         11,912,448
Premises and fixed assets (including
  capitalized leases) .......................................            763,241
Other real estate owned .....................................              2,925
Investments in unconsolidated subsidiaries
  and associated companies ..................................            183,836
Customers' liability to this bank on
  acceptances outstanding ...................................            424,303
Intangible assets ...........................................          1,378,477
Other assets ................................................          3,823,797
                                                                     -----------
Total assets ................................................        $74,266,429
                                                                     ===========

LIABILITIES
Deposits:
  In domestic offices .......................................       $28,328,548
  Noninterest-bearing..............................12,637,384
  Interest-bearing.................................15,691,164
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs ..................................        27,920,690
  Noninterest-bearing.................................470,130
  Interest-bearing.................................27,450,560
Federal funds purchased and Securities sold
  under agreements to repurchase ............................         1,437,916
Demand notes issued to the U.S.Treasury .....................           100,000
Trading liabilities .........................................         2,049,818
Other borrowed money:
  With remaining maturity of one year or
    less ....................................................         1,279,125
  With remaining maturity of more than one
    year through three years ................................                 0
  With remaining maturity of more than
    three years .............................................            31,080
Bank's liability on acceptances executed and
  outstanding ...............................................           427,110
Subordinated notes and debentures ...........................         1,646,000
Other liabilities ...........................................         4,604,478
                                                                    -----------
Total liabilities ...........................................       $67,824,765
                                                                    ===========

EQUITY CAPITAL
Common stock ................................................         1,135,285
Surplus .....................................................         1,008,775
Undivided profits and capital reserves ......................         4,308,492
Net unrealized holding gains (losses) on
  available-for-sale securities .............................            27,768
Accumulated net gains (losses) on cash flow
  hedges ....................................................                 0
Cumulative foreign currency translation
  adjustments ...............................................           (38,656)
                                                                    -----------
Total equity capital ........................................         6,441,664
                                                                    -----------
Total liabilities and equity capital ........................       $74,266,429
                                                                    ===========

                                    - 7-2 -

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                 /s/ THOMAS J. MASTRO
                                                 -------------------------------
                                                 Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                        ----
                           |
/s/ THOMAS A. RENYI        |
---------------------      |
Thomas A. Renyi            |
                           |
/s/ ALAN R. GRIFFITH       |
---------------------      |           Directors
Alan R. Griffith           |
                           |
/s/ GERALD L. HASSELL      |
---------------------      |
Gerald L. Hassell          |
                           |
                        ----

--------------------------------------------------------------------------------



                                    - 7-3 -